Lord Abbett Balanced Series

                   (A Series of Lord Abbett Investment Trust)

                     Supplement dated October 6, 1997 to
                         Prospectus dated March 1, 1997

The Board of Trustees called a Special Meeting of Shareholders to consider permitting the Balanced Series to invest its assets in shares of other investment companies, including, specifically, Lord Abbett Affiliated Fund, Inc. and Lord Abbett Bond-Debenture Fund, Inc. (together, the "Funds"). The Meeting is scheduled to be held on November 12, 1997. Implementation of the proposal also is subject to the Balanced Series receiving certain regulatory relief from the Securities and Exchange Commission and the I nternal Revenue Service. The Balanced Series can provide no assurances that any of these approvals will be received.

Set forth below is certain basic information regarding the investment objectives and policies of the Funds the Balanced Series will be investing in, assuming approval is given.

Lord Abbett Affiliated Fund. This fund seeks long-term growth of capital and income without excessive fluctuations in market value by investing in securities selling at reasonable prices in relation to value. The fund normally invests in large, seasoned companies in sound financial condition, issuing common stocks which are expected to perform above-average with respect to earnings and appreciation.

Lord Abbett Bond-Debenture Fund. This fund seeks high current income and the opportunity for capital appreciation to produce a high total return. In pursuit of this objective, the fund may invest in a variety of securities, including a substantial amount of lower-rated debt securities which entail greater risks than investments in higher-rated securities. The fund also invests in U.S. Government securities, preferred stocks and bonds and securities convertible into common stock.

For more complete information regarding the Funds, investors should refer to the individual prospectuses for the Funds, which may be obtained from your financial adviser or by calling 800-874-3733.

If all approvals are received, the Balanced Series expects to implement its new investment policy gradually by investing in each of the Funds through a special class of shares of each Fund created for the Balanced Series' investments. The special classes of the Funds' shares will not bear any sales loads, deferred sales charges, or Rule 12b-1 distribution or service fees. In addition, Lord, Abbett & Co., the manager of the Balanced Series, has agreed to waive its investment advisory fees on the assets of the Balanced Series that are invested in the Funds. These and other arrangements are expected to enable the Balanced Series to avoid an increase in its operating expenses.